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EXHIBIT 10.35

Compensation Arrangements of Certain Executive Officers of Flextronics International Ltd.

        Note: The following summary of compensation arrangements does not include all previously-reported compensation arrangements or awards granted under previously-disclosed incentive plans. Disclosures with respect to compensation for Named Executive Officers for the 2013 fiscal year are included in the Company's definitive proxy statement for the Company's 2013 Annual General Meeting of Shareholders, and disclosures with respect to compensation for Named Executive Officers for the 2014 fiscal year will be included in the Company's definitive proxy statement for the Company's 2014 Annual General Meeting of Shareholders.

Compensation for Michael McNamara (Chief Executive Officer)

        Mr. McNamara's current annual base salary is $1,250,000. In addition, Mr. McNamara will be eligible to participate in the Company's annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. McNamara also received awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company's equity incentive plan as part of his fiscal 2014 compensation. Vesting of the performance-based award will depend on the Company achieving levels of total shareholder return relative to the average of the Standard & Poor's 500 Index total shareholder return and selective Electronic Manufacturing Services companies.

Compensation for Chris Collier (Chief Financial Officer)

        Mr. Collier's current annual base salary is $550,000. In addition, Mr. Collier will be eligible to participate in the Company's annual incentive bonus plan and the long-term cash incentive deferred compensation program. Mr. Collier also received awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company's equity incentive plan as part of his fiscal 2014 compensation. Vesting of the performance-based award will depend on the Company achieving levels of total shareholder return relative to the average of the Standard & Poor's 500 Index total shareholder return and selective Electronic Manufacturing Services companies.

Compensation for Francois Barbier

        Mr. Barbier's current annual base salary is $625,000. In addition, Mr. Barbier will be eligible to participate in the Company's annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. Barbier also received awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company's equity incentive plan as part of his fiscal 2014 compensation. Vesting of the performance-based award will depend on the Company achieving levels of total shareholder return relative to the average of the Standard & Poor's 500 Index total shareholder return and selective Electronic Manufacturing Services companies.

Compensation for Jonathan Hoak

        Mr. Hoak's current annual base salary is $500,000. In addition, Mr. Hoak will be eligible to participate in the Company's annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. Hoak also received awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company's equity incentive plan as part of his fiscal 2014 compensation. Vesting of the performance-based award will depend on the Company achieving levels of total shareholder return relative to the average of the Standard & Poor's 500 Index total shareholder return and selective Electronic Manufacturing Services companies.

Compensation for Paul Humphries

        Mr. Humphries's current annual base salary is $625,000. In addition, Mr. Humphries will be eligible to participate in the Company's annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. Humphries also received awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company's equity incentive plan as part of his fiscal 2014 compensation. Vesting of the performance-based award will depend on the Company achieving levels of total shareholder return relative to the average of the Standard & Poor's 500 Index total shareholder return and selective Electronic Manufacturing Services companies.

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  EXHIBIT 10.35